SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – March 15, 2005

ANWORTH MORTGAGE ASSET CORPORATION

(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-4493

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2005, Anworth Mortgage Asset Corporation (“Anworth”) announced that it had completed the sale of $36,250,000 of trust preferred securities (the “Securities”) through a newly-formed statutory trust, Anworth Capital Trust I, organized under Delaware law (the “Trust”). The sales of the Securities were made pursuant to a Purchase Agreement dated as of March 15, 2005 by and among Anworth, the Trust, TABERNA Preferred Funding I, Ltd., and Merrill Lynch International (the “Purchase Agreement”). The Securities will require quarterly distributions and bear interest at the prevailing three-month LIBOR rate plus 3.10%. The Securities will mature in 2035 and will be redeemable, in whole or in part, without penalty, at the option of Anworth after five years. Anworth intends to use the net proceeds of this private placement for general corporate purposes and to invest in agency mortgage-backed securities

Copies of the (1) form of stock certificate evidencing the Trust Floating Rate Preferred Securities (liquidation amount $1,000 per Preferred Security), (2) form of stock certificate evidencing the Trust Floating Rate Common Securities (liquidation amount $1,000 per Common Security), (3) form of note evidencing the Anworth Floating Rate Junior Subordinated Note Due 2035, (4) Junior Subordinated Indenture, (5) Purchase Agreement and (6) Amended and Restated Trust Agreement, are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

A copy of the press release announcing the sale of the Securities and the transactions contemplated therewith, publicly released on March 15, 2005, is attached as Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2005, Anworth Mortgage Asset Corporation issued a press release announcing that its Board of Directors had declared a dividend of $0.539063 per share of Anworth’s 8.625% Series A Cumulative Preferred Stock for the first quarter of 2005. A copy of that release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

Exhibit No.	Description
4.1	Form of stock certificate evidencing the Trust Floating Rate Preferred Securities (liquidation amount $1,000 per Preferred Security)

4.2	Form of stock certificate evidencing the Trust Floating Rate Common Securities (liquidation amount $1,000 per Common Security)

4.3	Form of note evidencing the Registrant’s Floating Rate Junior Subordinated Note Due 2035

4.4	Junior Subordinated Indenture dated as of March 15, 2005, between the Registrant and JPMorgan Chase Bank

10.1	Purchase Agreement dated as of March 15, 2005, by and among the Registrant, the Trust, TABERNA Preferred Funding I, Ltd., and Merrill Lynch International

10.2	Amended and Restated Trust Agreement dated as of March 15, 2005, by and among the Registrant, JPMorgan Chase Bank, National Association, Chase Bank USA, National Association, Lloyd McAdams, Joseph McAdams, Thad Brown and the several Holders, as defined therein.

99.1	Press Release dated March 15, 2005 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: March 15, 2005	By:	/s/ Lloyd McAdams
	Name:	Lloyd McAdams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of stock certificate evidencing the Trust Floating Rate Preferred Securities (liquidation amount $1,000 per Preferred Security)

4.2	Form of stock certificate evidencing the Trust Floating Rate Common Securities (liquidation amount $1,000 per Common Security)

4.3	Form of note evidencing the Registrant’s Floating Rate Junior Subordinated Note Due 2035

4.4	Junior Subordinated Indenture dated as of March 15, 2005, between the Registrant and JPMorgan Chase Bank

10.1	Purchase Agreement dated as of March 15, 2005, by and among the Registrant, the Trust, TABERNA Preferred Funding I, Ltd., and Merrill Lynch International

10.2	Amended and Restated Trust Agreement dated as of March 15, 2005, by and among the Registrant, JPMorgan Chase Bank, National Association, Chase Bank USA, National Association, Lloyd McAdams, Joseph McAdams, Thad Brown and the several Holders, as defined therein.

99.1	Press Release dated March 15, 2005 of the Registrant.